UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

Grow Capital, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-53548	86-0970023
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2485 Village View Drive, Suite 180
Henderson, NV 89074
Phone: (702) 830-7919
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information required by this Item is included under Item 2.01 and 8.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition

On July 23, 2019, (the “Closing Date”), Grow Capital, Inc. (the “Company”), a Nevada corporation, acquired Bombshell Technologies, Inc. (“Bombshell”), a Nevada corporation, pursuant to a stock exchange agreement (the “Exchange Agreement”), dated June 26, 2019, by and between Bombshell, the shareholders of Bombshell (the “Bombshell Holders”) and the Company (the “Closing”), which was previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 27, 2019. At the Closing, Bombshell became a wholly-owned subsidiary of the Company.  Joel Bonnette, the current President and Chief Executive Officer of Bombshell, will continue to serve as the Chief Executive Officer of Bombshell.

Immediately prior to the Closing, the Company, Bombshell and the Bombshell Holders entered into an amendment to the Exchange Agreement (the “Amendment”).  Pursuant to the Amendment, at the Closing, the Company acquired 100% of the outstanding shares of Bombshell (the “Bombshell Shares”) in exchange for the Bombshell Holders receiving the right to receive 110,675,328 shares (the “Consideration Shares”) of unregistered restricted shares of the Company’s common stock, par value $0.001 (“Common Stock”) on a pro rata basis (the “Exchange”), 33,000,000 of which were issued to the Bombshell Holders (the “Closing Shares”) at the Closing on a pro rata basis.  The remaining 77,675,328 Consideration Shares (the “Secondary Shares”) will be issued to the Bombshell Holders upon the Company filing an effective amended and restated articles of incorporation (the “Charter Amendment”) that increases the number of authorized shares of Common Stock.  The Bombshell Holders are also eligible to receive earn-out consideration of up to an additional 36,769,215 shares of Common Stock (the “Earn-out Shares”) earnable in tranches of 12,256,405 shares of Common Stock in each of the second, third and fourth years after the Closing, based on whether Bombshell is able to meet certain Earnings Before Interest and Taxes thresholds in each year.

If the Company is unable to obtain approval of the Charter Amendment by October 31, 2019 (the “Outside Date”), then the Bombshell holders will have the option to require GC to transfer the Bombshell Shares to the Bombshell Holders as liquidated damages, after which GC shall have no further obligation to issue the Secondary Shares.  The Outside Date will be extended up to an additional 60 days if (a) either the Company’s information statement or preliminary proxy statement is under review by the SEC or (b) the Company has filed a definitive proxy statement with the SEC.

All of the Consideration Shares, as well as the Earn-out Shares, if any, are being or will be issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), unless such shares are registered under a registration statement under the Securities Act pursuant to the registration rights agreement (the “Registration Rights Agreement”) entered into with the Bombshell Holders at the Closing.  Pursuant to the Registration Rights Agreement, the Company will file a registration statement under the Securities Act to register the resale of all the shares of the Company’s Common Stock issued in the Exchange within 20 days following the later of (a) the filing of the financial statements required by Item 2.01 of Form 8-K and related pro forma financial information  for the acquisition of Bombshell with the SEC, and (b) the issuance of the Secondary Shares to the Bombshell Holders following the increase in the Company’s authorized shares (the later of (a) or (b), the “Deadline”).  The Company will use all reasonable best efforts to cause that registration statement to become effective no later than the earlier of (i) 60 days after the Deadline or, in the event of an SEC review, 90 days after the Deadline, and (ii) the third business day following the date on which the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be reviewed or is no longer subject to further review and comments.

The Bombshell Holders include certain limited liability companies owned by (i) Jonathan Bonnette, the Company’s Chief Executive Officer and a director of the Company, (ii) Joel Bonnette, the sole director and the Chief Executive Officer of Bombshell and the brother of Jonathan Bonnette, and (iii) Terry Kennedy, a beneficial owner of more than 10% of the Company’s Common Stock.

The Company issued a press release announcing the closing of the Exchange on July 24, 2019, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.  The foregoing description of each of the Amendment and the Registration Rights Agreement is a summary and is qualified in its entirety by reference to the Amendment and the Registration Rights Agreement filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this Item is included under Item 2.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Items.

On July 8, 2019, the Company entered into a non-binding letter of intent (the “LOI”) to acquire Encompass More Group, Inc. (“Encompass”), a Nevada corporation. In connection with the LOI, Encompass issued a promissory note (the “Note”) to the Company pursuant to a loan agreement (the “Loan Agreement”), dated July 22, 2019, by and between Encompass and the Company, in exchange for a loan of $100,000 (the “Loan”).  Pursuant to the Loan Agreement, the proceeds of the Loan will be used by Encompass for working capital and general corporate purposes.  The Note has a twelve month term, an interest rate of 5.0%, and is payable in monthly installments of $2,000, with all remaining principal and interest due on the maturity date, unless paid earlier by Encompass.  The Loan Agreement and the Note contain customary covenants, representations and warranties, and events of default.

Pursuant to the LOI, the Company and Encompass have agreed to enter into a stock exchange agreement (the “Encompass Exchange Agreement”) pursuant to which the Company will issue up to $1,800,000 in unregistered shares (the “Encompass Closing Shares”) of Common Stock, to the stockholders of Encompass (the “Encompass Holders”) in exchange for all of the capital stock of Encompass (the “Encompass Exchange”). After the closing of the Encompass Exchange, the Encompass Holders will also be eligible to receive earn-out consideration of up to an additional $3,000,000 in unregistered shares of Common Stock (the “Encompass Earn-out Shares”) earnable in tranches of $1,000,000 unregistered shares of Common Stock in each of the second, third and fourth years after the Closing, based on whether Encompass is able to meet certain revenue thresholds in each year. The Company intends to issue the Encompass Closing Shares and the Encompass Earn-out Shares in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Encompass Exchange is subject to certain signing and closing conditions, including, among other conditions, (i) completion of diligence by the Company, (ii) the receipt of any necessary regulatory approvals and third party consents, (iii) the negotiation and execution of the Encompass Exchange Agreement, (iv) the approval by the Company’s stockholders of an amendment to the Company’s articles of incorporation authorizing additional shares of Common Stock, (v) there being no material adverse change in Encompass’ business, results of operations, prospects, condition (financial or otherwise) or assets, and (vi) certain other customary conditions.

The foregoing description of each of the Loan Agreement and the Note is a summary and is qualified in its entirety by reference to the Loan Agreement and the Note filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

10.1	First Amendment to the Exchange Agreement, dated July 23, 2019, by and between Grow Capital, Inc., Bombshell Technologies, Inc., and the shareholders of Bombshell Technologies, Inc.
10.2	Registration Rights Agreement, dated July 23, 2019, by and between Grow Capital, Inc. and the shareholders of Bombshell Technologies, Inc.
10.3	Loan Agreement, by and between Grow Capital, Inc. and Encompass More Group, Inc., dated July 22, 2019
10.4	Promissory Note issued by Encompass More Group, Inc. to Grow Capital, Inc., dated July 22, 2019
99.1	Press Release of Grow Capital, Inc., dated July 24, 2019

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grow Capital, Inc.

By: /s/ Jonathan Bonnette

Jonathan Bonnette
Chief Executive Officer

Dated: July 24, 2019